EXHIBIT 10.32
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HEREOF OR AN IMMATERIAL SCHEDULE OR ATTACHMENT HERETO HAS BEEN OMITTED: [***]
COMMITMENT AGREEMENT

October 4, 2019 (the “Commitment Agreement Date”)

The Prudential Insurance Company of America (“Prudential”) is pleased to provide, on the following terms, the non-participating single premium group annuity contract, supported by an insulated separate account (the “Contract”) for the Baxter International Inc. and Subsidiaries Pension Plan (the “Plan”) in consideration of the mutual promises made and representations, warranties and covenants contained in this Commitment Agreement (this “Commitment Agreement”). For purposes of this Commitment Agreement, capitalized terms will have the meaning set forth in paragraph 11. By signing this Commitment Agreement, Prudential, Baxter International Inc. (the “Company”), and State Street Global Advisors Trust Company, acting solely in its capacity as the independent fiduciary of the Plan (the “Independent Fiduciary”), agree as follows:

1.GAC Issuance and GAC Issuance True-Up Premium. Prudential agrees to issue the Contract as follows:

a. Specimen GAC Form Issuance. On the Scheduled GAC Issuance Date, subject to Prudential’s receipt of the Premium Due Date Transfers and any GAC Issuance True-Up Premium due to Prudential and subject to the terms of paragraphs 1.b. and 1.c., Prudential irrevocably agrees to issue the Contract with an effective date that is the Premium Due Date and in accordance with this Commitment Agreement and the Contract, irrevocably commits to make payments owed to Payees under the Contract on and after the Annuity Start Date. The Contract will be in substantially the form of the specimen group annuity contract (the “Specimen GAC Form”) attached hereto as Schedule 1 unless a Modified GAC Form is issued pursuant to and in accordance with paragraph 2.
b. Form of Annuities and Payments under the Contract. The type, description and forms of annuities (e.g., single life annuity, joint and survivor annuity), payments under the Contract and other terms of the Contract will be consistent with the terms of Prudential’s proposal dated October 2, 2019 (the “Proposal”) as updated to reflect (i) any modifications contemplated in Prudential’s Final Annuity Quote Sheet dated October 4, 2019 (the “Final Annuity Quote Sheet”) and (ii) any modifications mutually agreed to between the parties after the Commitment Agreement Date and before the 35th Business Day prior to the Scheduled GAC Issuance Date. Subject to Prudential’s receipt of the Premium Due Date Transfers, Prudential will make payments to Payees commencing on the Annuity Start Date in accordance with the Proposal and the Final Annuity Quote Sheet until the Contract has been issued and, for the avoidance of doubt, will make such payments even if the Contract has not been issued by Prudential as of the Annuity Start Date. The original annuity exhibit to the Contract will be consistent with the Payees (including annuitants, contingent annuitants, alternate payees and beneficiaries) on Tab DG2 of the Base File.
c. Necessary Data. As a condition to Prudential’s issuing the Contract, the Company will deliver or cause to be delivered to Prudential the data necessary for Prudential to prepare the annuity exhibit and the

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information necessary for Prudential to draft provisions of the Contract and administer the payments thereunder. If there are any delays in the delivery of the foregoing information based on the delivery dates set forth in Schedule 7 or such other delivery dates as may be reasonably designated by Prudential, Prudential may refer any Payee who contacts Prudential to the Company Contact for assistance and Prudential may, in its sole discretion, delay the mailing of Welcome Kits and annuity certificates. The annuity exhibit will not include any Payee for which Prudential has not been provided each of the following: (i) name, (ii) gender, (iii) date of birth and (iv) social security or federal taxpayer identification number. Prudential will conduct a data integrity review of certain data elements (including if any potential Payee was deceased prior to the date of the Premium Due Date Transfers) in accordance with Prudential’s standard verification practices and procedures.
d. GAC Issuance True-Up Premium. Schedule 8 provides a description of the methodologies and procedures by which Prudential will calculate the GAC Issuance True-Up Premium. Prudential and the Company will cooperate in good faith so that Prudential can calculate the GAC Issuance True-Up Premium, subject to the following acknowledgements, limitations and conditions:
i. GAC Issuance Data. To the extent that the Company discovers or has any Removed Lives or Data Corrections after the Commitment Agreement Date and prior to the date that is 35 Business Days prior to the Scheduled GAC Issuance Date (the “GAC Issuance Data Notice Date”), the Company will provide written notice of such Removed Life or Data Correction as promptly as reasonably practicable to Prudential. Prudential will only be responsible for incorporating into the calculation of the GAC Issuance True-Up Premium those Data Corrections and Removed Lives that have been notified to Prudential by the Company on or prior to the GAC Issuance Data Notice Date together with any other Removed Lives and Data Corrections identified by Prudential (the “GAC Issuance Data”). Such incorporation is subject to Prudential’s agreement with such Removed Lives or Data Corrections, which agreement Prudential shall not unreasonably withhold, and any limitations on incorporating such Data Corrections and Removed Lives into the GAC Issuance True-Up Premium set forth in Schedule 8.
ii. GAC Issuance Annuity Exhibit. Twenty Business Days prior to the Scheduled GAC Issuance Date, Prudential will deliver to the Company a proposed annuity exhibit utilizing and consistent with the Base File and the GAC Issuance Data. Fifteen Business Days prior to the Scheduled GAC Issuance Date, the Company will respond to Prudential with any questions on the annuity exhibit. Prudential and the Company will cooperate in good faith to resolve any discrepancies on or prior to the eleventh Business Day prior to the Scheduled GAC Issuance Date and Prudential will reflect in the annuity exhibit any changes that have been agreed to on or prior to such eleventh Business Day. The annuity exhibit will not include any Payee for which Prudential has not been provided each of the following: (1) name, (2) gender, (3) date of birth and (4) social security or federal taxpayer identification number.
iii.GAC Issuance True-Up Premium. Eight Business Days prior to the Scheduled GAC Issuance Date, Prudential will send the calculation of the GAC Issuance True-Up Premium to the Company for review. Five Business Days prior to the Scheduled GAC Issuance Date, the Company will respond to Prudential with any questions on the GAC Issuance True-Up Premium. Prudential and the Company will cooperate in good faith to resolve any discrepancies on or prior to the third Business Day prior to the Scheduled GAC Issuance Date. If the Company and Prudential cannot

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resolve any dispute with respect to the GAC Issuance True-Up Premium on or prior to the date that is three Business Days prior to the Scheduled GAC Issuance Date, then Prudential’s determination will control for purposes of the GAC Issuance True-Up Premium but the Company may immediately commence an arbitration dispute pursuant to Schedule 4 with respect to the GAC Issuance True-Up Premium, and Prudential’s determination shall be subject to retroactive adjustment based on the determination of such arbitration.
iv.GAC Issuance True-Up Premium Payment. The GAC Issuance True-Up Premium will be paid on the Scheduled GAC Issuance Date as follows: (A) if the GAC Issuance True-Up Premium is a positive number, then the Independent Fiduciary will direct the Plan Trustee to pay to Prudential an amount, in Cash, equal to the GAC Issuance True-Up Premium or (B) if the GAC Issuance True-Up Premium is a negative number, then Prudential will pay to the Plan Trust an amount, in Cash, equal to the absolute value of the GAC Issuance True-Up Premium.

2.Negotiation of Modified GAC Form. After the Commitment Agreement Date, Prudential, the Company and the Independent Fiduciary will each use commercially reasonable efforts to revise the Specimen GAC Form to reflect such revisions that were mutually agreed to by the parties prior to the Commitment Agreement Date and will use commercially reasonable efforts to negotiate any additional revisions to the Specimen GAC Form (the “Modified GAC Form”) and related forms of annuity certificates, subject to the following acknowledgements, limitations and conditions:

a. Regulatory Approvals. Prudential will use commercially reasonable efforts to obtain regulatory approvals, to the extent required by applicable law, of the Modified GAC Form prior to the date that is 120 Business Days after the Commitment Agreement Date (the “Modified GAC Deadline Date”) and in the event that any approval, to the extent required by applicable law, is not granted, or if the Contract is disapproved, Prudential, the Independent Fiduciary and the Company will cooperate in good faith to mutually agree on modifications to the Contract to address the requests, if any, of the Illinois Department of Insurance and, to the extent possible, to preserve the provisions included in the Modified GAC Form. Prudential will use commercially reasonable efforts to obtain regulatory approvals of customized annuity certificates prior to the annuity certificate mailing date set forth in paragraph 5.b.
b. Modified GAC Form Issuance. If, in accordance with paragraph 2.a., the negotiation of the Modified GAC Form and the receipt of any related regulatory approvals for all negotiated changes to the Specimen GAC Form are completed by the Modified GAC Deadline Date, then, subject to Prudential’s receipt of the Premium Due Date Transfers and any GAC Issuance True-Up Premium due to Prudential, (i) if Prudential has not previously issued the Contract in the form of the Specimen GAC Form, Prudential will issue the Contract using the Modified GAC Form in lieu of the Specimen GAC Form, subject to and in accordance with paragraphs 1.a., 1.b. and 1.c., or (ii) if Prudential has previously issued the Contract in the form of the Specimen GAC Form subject to and in accordance with paragraphs 1.a., 1.b. and 1.c., Prudential will amend and restate the Contract so that its terms are replaced by the Modified GAC Form (or applicable provisions thereof). Such Contract will have an effective date that is the Premium Due Date.

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3.Premium Due Date Transfers. So long as the conditions to closing set forth in paragraph 10 have been satisfied, the Independent Fiduciary will direct the Plan Trustee to pay Prudential [***] (the “Premium Amount”) on the Premium Due Date by:

(x)  assigning, transferring and delivering to Prudential, or instructing The Depository Trust Clearing Corporation to transfer to Prudential, by the Cut-Off Time, all rights, title and interests in and to each Eligible Asset, and
(y) paying to Prudential an amount in Cash equal to the excess, if any, of the Premium Amount over the [***].

In addition, so long as the conditions to closing set forth in paragraph 10 have been satisfied, on the Premium Due Date, the Independent Fiduciary will direct the Plan Trustee to pay or cause to be paid to Prudential the [***] (such payment, together with the payment of the Premium Amount, the “Premium Due Date Transfers”). If on or following the Premium Due Date, the Plan, the Plan Trust or the Company receives any payments with respect to any [***] that were due and payable prior to the Commitment Agreement Date and not reflected in the [***] used to determine the Premium Amount, then the Plan, the Plan Trust (or, if the Plan Trust no longer exists, the Company) shall retain such payment; otherwise, then the Independent Fiduciary will direct the Plan Trustee to promptly pay to Prudential an amount in Cash equal to such payment.

a. Schedule 2 Updates. On the second Business Day after the Commitment Agreement Date, Prudential will deliver to the Company an updated Schedule 2 that reflects the Asset Market Value of each Schedule 2 Asset [***] with respect to each [***]. If the Company, Prudential and the Independent Fiduciary, despite using commercially good faith efforts, cannot resolve any dispute with respect to any such information on or prior to the Premium Due Date, then [***] may immediately commence an arbitration dispute pursuant to Schedule 4 with respect to any such information, and Prudential’s determination shall be subject to retroactive adjustment based on the determination of such arbitration. On the Premium Due Date, Prudential will, if needed, update Schedule 2 to reflect the removal of [***]. Prudential will, if needed, further update Schedule 2 to reflect the removal of [***] and is returned to the Plan Trust in accordance therewith.
b. [***]. On and as of the Business Day prior to the Premium Due Date, Prudential will provide to the Company [***] in the form of Schedule 5 [***]. Prior to the Premium Due Date, the Company will confirm to Prudential in writing that such information is accurate and complete or will provide any additions, deletions or corrections to such information. If the Company and Prudential have a dispute with respect to any such information and, despite using commercially good faith efforts, cannot resolve such dispute on or prior to the Business Day prior to the Premium Due Date, then [***] may immediately commence an arbitration dispute pursuant to Schedule 4 with respect to any such information, and Prudential’s asset portfolio activity information shall be subject to retroactive adjustment based on the determination of such arbitration.
c. [***]. By written notice to the other party on or before the fifth Business Day following the Premium Due Date, the Company or Prudential may identify [***] and the parties will work in good faith for seven Business Days following the receipt of such notice to agree on which, if any, [***]. If the parties agree that an asset is an Ineligible Asset within such seven Business Days following the receipt of such notice,

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then, on or before the date that is three Business Days following such agreement, the Independent Fiduciary will direct the Plan Trustee to promptly pay or cause to be paid to Prudential an amount, in Cash, equal to [***], and, simultaneously with receipt of such payment, Prudential will return [***] to the Plan Trust together with any Interim Asset Cash Flows associated [***].
d. Additional Actions with respect to Assets. The Independent Fiduciary will direct the Plan Trustee to promptly give or cause to be given all notices that are required, under applicable law and the terms of each Eligible Asset, in connection with the sale, assignment, transfer and delivery of the Eligible Assets on the Premium Due Date. The Independent Fiduciary will direct the Plan Trustee to and Prudential will promptly execute, deliver, record or file or cause to be executed, delivered, recorded or filed any and all releases, affidavits, waivers, notices or other documents that the Company or Prudential may reasonably request in order to implement the transfer of the Eligible Assets to Prudential.
e. Transferred Assets; Risk of Loss on Transferred Assets; Gains on Transferred Assets. Prudential acknowledges and agrees that, if the Premium Due Date Transfers occur, then, from and after the Commitment Agreement Date, Prudential bears any and all risks associated with each Transferred Asset.
f. Available Assets. The Company will cause the Plan Trust to have sufficient Cash or other assets (whether by means of a Cash contribution or otherwise) to enable the Plan Trustee to pay all amounts that it is directed to pay to Prudential by the Independent Fiduciary pursuant to this Commitment Agreement.

4.Public Announcements.

a. Press Releases. The Company and Prudential have the right to issue a transaction announcement or press release regarding the transactions contemplated by this Commitment Agreement, a copy of which will be provided to the other party for review no less than two Business Days prior to the issuance thereof, and the party issuing the transaction announcement or press release will consider in good faith any comments made by the other party; provided, however, that, if the Company has not issued a transaction announcement or press release, Prudential will not issue a transaction announcement or press release without the prior written consent of the Company; provided, further, that nothing contained in this paragraph 4.a. will prevent Prudential from communicating with Payees on or after the 5th Business Day following the Commitment Agreement Date, including through communications posted to Prudential’s website.
b. SEC Filings. If the Company concludes that disclosure of this Commitment Agreement and/or the Contract is required by the rules of the Securities and Exchange Commission (“SEC”), (i) the Company will, in good faith, consider whether to make an application with the SEC for confidential treatment of information that the Company concludes is competitively sensitive from the perspective of the Company or otherwise merits confidential treatment and (ii) the Company will provide Prudential with a copy of any material correspondence (written or oral) with the SEC regarding any such application for confidential treatment, and the Company and Prudential will otherwise reasonably cooperate in connection with any such application (including the Company considering, in good faith, whether to request to the SEC for the confidential treatment of such categories of information as Prudential may reasonably believe to be appropriate for confidential treatment).

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c. No Insurer Communications. From the Commitment Agreement Date until the issuance of any annuity certificate by Prudential to an annuitant, other than as provided for in this Commitment Agreement, without the Company’s prior written consent, (i) Prudential will cause the employees of its retirement services business unit not to initiate any contact or communication with any participant or beneficiary of the Plan in connection with any transactions other than those transactions contemplated by this Commitment Agreement and (ii) Prudential will not, and will cause all of its affiliates not to, provide any of their respective insurance agents, wholesalers, retailers or other representatives with any contact information of such participants and beneficiaries of the Plan obtained from the Company or any of its representatives in connection with the transactions contemplated by this Commitment Agreement, except for those representatives of Prudential or any of their respective affiliates who need to know such information for purposes of the transactions contemplated by this Commitment Agreement and agree to comply with the requirements of this Commitment Agreement. However, this paragraph 4.c. will not restrict employees of Prudential’s retirement services business unit from contacting any participant or beneficiary of the Plan in connection with, or to facilitate, Prudential’s performance of its obligations under the Contract, the annuity certificates or this Commitment Agreement. Until the issuance of an annuity certificate by Prudential to an annuitant, other than as provided for in this Commitment Agreement, if any participant or beneficiary of the Plan contacts an employee of Prudential’s retirement services business unit, Prudential and the Company will cooperate to coordinate on a response to such participant or beneficiary of the Plan.
d. [***].

5.Welcome Kits and Annuity Certificates.

a. Welcome Kits. On or before December 24, 2019, Prudential will mail a welcome kit to each annuitant under the Contract (the “Welcome Kit”). Prudential will send a preliminary draft of the Welcome Kit to the Company and the Independent Fiduciary as soon as practicable, and Prudential will consider in good faith any comments made by the Company or the Independent Fiduciary on the “Frequently Asked Questions” document of the Welcome Kit on or before the fifth Business Day after receipt of the preliminary draft of the Welcome Kit from Prudential.
b. Annuity Certificates. Prudential will mail an annuity certificate to each applicable Payee on or before the later of (i) 20 Business Days after the Contract is issued, (ii) 120 Business Days after the date on which the Welcome Kit is mailed to Payees and (iii) 30 Business Days after the parties, each acting in good faith, have agreed upon the forms of annuity certificates, in each case, subject to receiving regulatory approvals for any such annuity certificate, if needed. Prudential will send a preliminary draft (which need not include a customized annuity form description) of the annuity certificate to the Company and the Independent Fiduciary as soon as practicable and Prudential will consider in good faith any comments made by the Company and the Independent Fiduciary on the annuity certificate on or before the fifth Business Day after receipt of the preliminary draft of the annuity certificate from Prudential; provided that, in no event shall Prudential be obligated to agree to any such comment that would require it to obtain any additional regulatory approval. Each annuity certificate will include a statement informing a Payee of his or her right to obtain a copy of the Contract (redacted to exclude information concerning other annuitants), how to contact Prudential and his or her right to enforce all provisions of the Contract, and

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will be sent together with a set of “Frequently Asked Questions” which will inform each Payee of how to obtain such copy of the Contract. The rights of a Payee are not conditioned on the issuance of the annuity certificates, and any delay in issuing a certificate shall not have any effect on the date as of which the Payee has enforceable rights against Prudential.

6.Administration and Transfer.

a. Administrative Transition. The Company will provide or cause to be provided to Prudential the information needed to administer the payments under the Contract and will complete or cause to be completed all processes set forth in Schedule 7. The Company and Prudential will use commercially reasonable efforts to take or cause to be taken all actions and do or cause to be done all things necessary to coordinate the takeover by Prudential of all administration responsibilities necessary to effectively provide recordkeeping and administration services regarding payments under the Contract commencing on the Annuity Start Date. The Company will provide Prudential with final census data in good order on or before October 14, 2019 in order for Prudential to provide recordkeeping and administration services regarding payments under the Contract commencing on the Annuity Start Date. The Company agrees to cooperate with Prudential in the takeover of such recordkeeping and administration services, including ensuring that any third-party service provider provides Prudential with any reasonably necessary information or records relating to the Plan benefits and the Payees in its possession. The Company will make subject matter experts available to promptly address any questions Prudential may have regarding the benefit provisions, including but not limited to forms of annuity, eligibility conditions, administrative practices and calculation methodology. Prudential shall perform all of its obligations contemplated under this Commitment Agreement and the Contract, including the transfer of personal data and Confidential Information, in compliance with all applicable laws. In administering the Contract, Prudential will (i) comply with its rules and procedures not less favorable to Payees under the Contract than the rules and procedures that are generally applicable to the administration of Prudential’s other portfolio protected buy-out group annuity contracts, and (ii) comply with applicable laws and regulations; with respect to both (i) and (ii), each as in effect from time to time and as may be modified to reflect changes in law and customary insurance industry standards.
b. Call Center and Company Contact. Prudential will maintain, at its cost and expense, a toll-free phone number and/or a website (the “Call Center”) which will be available starting from December 24, 2019 for Payees to contact Prudential with questions related to the Contract and the annuity certificates. For a period of five years following the Premium Due Date, the Company will maintain, at its cost and expense, a point of contact (the “Company Contact”) to which Prudential may refer Payees who pose questions related to their Plan benefits. In the event that a Payee contacts the Company with questions related to the Contract and the annuity certificates, the Company may refer the Payee to the Call Center. In the event that a Payee contacts Prudential with questions related to their Plan benefits, Prudential may refer the Payee to the Company Contact.

7.[***].

[***]:

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[***]:
(1) [***]
(2) [***], and

[***].

[***].

[***].

8.Termination.

This Commitment Agreement (i) may be terminated at Prudential’s option if the Premium Due Date Transfers have not occurred in accordance with this Commitment Agreement on the Premium Due Date, or (ii) will be terminated upon the payment of [***]. If this Commitment Agreement is terminated pursuant to the preceding sentence, all rights and obligations of the parties under this Commitment Agreement will terminate and will become null and void except that paragraph 7 ([***]), this paragraph 8 (Termination), paragraph 11 (Definitions) and paragraph 14 (Miscellaneous) will survive any such termination and no party will otherwise have any liability to any other party under this Commitment Agreement. However, nothing in this paragraph 8 will relieve any party from liability for any fraud or willful and material breach of this Commitment Agreement.

9. Representations and Warranties.
a. Prudential Representations and Warranties. Prudential hereby represents and warrants to the Company and the Independent Fiduciary as of the Commitment Agreement Date and as of the Premium Due Date that:
i. Due Organization, Good Standing and Corporate Power. Prudential is a life insurance company, duly organized, validly existing and in good standing under the laws of the State of New Jersey. Prudential is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in the Commitment Agreement and the Ancillary Agreements makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. Prudential has all requisite power and authority to enter into and carry out its obligations under this Commitment Agreement and the Ancillary Agreements and to consummate the transactions contemplated to be undertaken by Prudential in this Commitment Agreement and the Ancillary Agreements.
ii. Authorization of Commitment Agreement and Enforceability. Prudential has received all necessary corporate approvals and no other action on the part of Prudential is necessary to authorize the execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated to be undertaken by Prudential in this

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Commitment Agreement and the Ancillary Agreements. This Commitment Agreement and the Ancillary Agreements have been duly executed and delivered by Prudential, and each is (or when executed will be) a valid and binding obligation of Prudential, enforceable against Prudential in accordance with its terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (“Enforceability Exceptions”).
iii.No Conflict. The execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements by Prudential, and the consummation by Prudential of the transactions contemplated to be undertaken by Prudential in this Commitment Agreement do not (1) violate or conflict with any provision of its certificates or articles of incorporation, bylaws, code of regulations, or the comparable governing documents, (2) assuming that the requisite filings and approvals of state insurance governmental authorities in the states listed on Schedule 10 are duly made and/or obtained, violate or conflict with any law or order of any governmental authority applicable to Prudential, (3) require any governmental or governmental agency approval other than any filing made or approval received as of the Commitment Agreement Date and filings with and approvals of state insurance governmental authorities in the states listed on Schedule 10 or (4) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which Prudential is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on Prudential’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement. No filing or approval is required to issue the annuity certificates in accordance with the Contract, other than any filing made or approval received as of the Commitment Agreement Date and filings with and approvals of state insurance governmental authorities in the states listed on Schedule 10.
iv.Compliance with Laws. The business of insurance conducted by Prudential has been and is being conducted in material compliance with applicable laws, and none of the licenses, permits or governmental approvals required for the continued conduct of the business of Prudential as such business is currently being conducted will lapse, terminate, expire or otherwise be impaired as a result of the consummation of the transactions contemplated to be undertaken by Prudential in this Commitment Agreement, except as, in either case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Prudential to perform its obligations under this Commitment Agreement.
v. Accuracy of Information. To Prudential’s Knowledge (x) all material information provided by Prudential to the Company or the Independent Fiduciary (other than any component incorporated into the calculation of the Premium Amount or the GAC Issuance True-Up Premium not calculated, determined or provided by Prudential, including the Base File, and any information provided by Prudential based on any such component) in connection with the transactions contemplated by this Commitment Agreement was, as of the date indicated on such information, true and correct in all material respects and (y) no change has occurred since the date indicated on such information that Prudential has not publicly disclosed or disclosed to the recipient of such information that would cause such information, taken as a whole, to be materially false or misleading.

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vi.Relationship to the Plan. Prudential is not (1) a trustee of the Plan (other than a non-discretionary trustee who does not render investment advice with respect to any assets of the Plan), (2) a plan administrator (within the meaning of ERISA § 3(16)(A) and the Code § 414(g)) with respect to the Plan or) or (3) an employer any of whose employees are covered by the Plan. Schedule 6 sets forth a true and complete list of (x) Prudential and Prudential’s affiliates that are investment managers within the meaning of ERISA § 3(38)(B) and (y) without duplication of clause (x), Prudential and Prudential’s affiliates that are registered as investment advisers under the Investment Advisers Act of 1940; provided, however, that solely with respect to the representation and warranty as to Schedule 6 to be made by Prudential on and as of the Premium Due Date, Prudential may update Schedule 6 through the day that is two Business Days prior to the Premium Due Date by providing a written update to the Company so that the information included therein is current on and as of the Premium Due Date.
vii.No Post-Closing Liability. Following receipt by Prudential of the Premium Due Date Transfers, the Plan, the Company and the Independent Fiduciary and their respective affiliates and representatives will not have any liability to pay any annuity payment under the Contract.
viii.The Contract. The Contract, when executed, will be duly executed and delivered by Prudential and will be a valid and binding obligation of Prudential and enforceable against Prudential by the Company and each Payee in accordance with its terms, subject to the Enforceability Exceptions. At all times, the right to a benefit under the Contract, in accordance with the Contract’s terms, will be enforceable by the sole choice of the Payee to whom the benefit is owed by the Contract, subject to the Enforceability Exceptions. In the event that the Company, as the contract holder, ceases to exist, notifies Prudential that it will cease to perform its obligations under the Contract, or no longer has obligations under the Contract, the Contract will remain a valid and binding obligation of Prudential, irrevocable and in full force and effect, and enforceable against Prudential by each Payee in accordance with its terms, subject to the Enforceability Exceptions.
ix.Litigation. There is no action pending or, to Prudential’s Knowledge, threatened against Prudential that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict Prudential’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.
x. No Commissions. No commissions are or will be owed by Prudential to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the Ancillary Agreements for which any other party, or its respective affiliates or representatives, could be liable.
xi.RBC Ratio. Prudential has adopted and adheres to a capital policy, which has been approved by its board of directors, that provides for Prudential, together with its parent company, to hold sources of capital that are sufficient to maintain Prudential’s RBC Ratio at [***].
xii.Sophisticated Investor. Prudential has had access to such information as it deems necessary in order to make its decision to acquire any asset that was transferred to Prudential as part of the Premium Due Date Transfer. Prudential is a sophisticated investor with experience in the assets of the type to be included in the transfer. Prudential has determined to acquire such assets and the investment risk associated with the assets. Prudential acknowledges and agrees that neither the Company, the Independent Fiduciary nor the Plan has given any investment advice or rendered

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any opinion to Prudential as to whether the acquisition of such assets is prudent. For the avoidance of doubt, nothing in this paragraph 9.a.xii will affect the truth or accuracy of the Company’s or the Independent Fiduciary’s representations and warranties expressly set forth herein.
b. Company Representations and Warranties. The Company hereby represents and warrants to Prudential and the Independent Fiduciary as of the Commitment Agreement Date and as of the Premium Due Date that:
i. Due Organization, Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in the Commitment Agreement and the Ancillary Agreements to which it is a party makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. The Company has all requisite power and authority to enter into and carry out its obligations under this Commitment Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated to be undertaken by the Company in this Commitment Agreement and the Ancillary Agreements.
ii. Authorization of Commitment Agreement and Enforceability. The Company has received all necessary corporate approvals and no other action on the part of the Company is necessary to authorize the execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated to be undertaken by the Company in this Commitment Agreement and the Ancillary Agreements to which it is a party. This Commitment Agreement and the Ancillary Agreements to which it is a party have been duly executed and delivered by the Company, and each is (or when executed will be) a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.
iii.No Conflict. The execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements to which it is a party by the Company, and the consummation by the Company of the transactions contemplated to be undertaken by the Company in this Commitment Agreement do not (1) violate or conflict with any provision of the Plan and any documents and instruments governing the Plan as contemplated under ERISA § 404(a)(1)(D) (the “Plan Governing Documents”), the certificates or articles of incorporation, bylaws, code of regulations, or the comparable governing documents of the Company, (2) violate or conflict with any law or order of any governmental authority applicable to the Company or the Plan Governing Documents, (3) require any governmental or governmental agency approval or (4) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which the Company is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on the Company’s ability to consummate the transactions contemplated by this Commitment Agreement.

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iv.Accuracy of Information. Notwithstanding anything to the contrary in the Company NDA, to the Company’s Knowledge, (1) the mortality experience data file provided by or on behalf of the Company to Prudential identified on Schedule 9 did not contain any misstatements or omissions that were, in the aggregate, material, and (2) the data in respect of benefit amounts, forms of annuities, date of birth, date of death, state of residence, gender, , status (beneficiary in pay or participant), years of service, exit and 1.0 Flag, in each case, with respect to the Payees that was furnished by or on behalf of the Company to Prudential, was not generated using any materially incorrect systematic assumptions or material omissions.
v. Compliance with ERISA. The Plan and Plan Trust are maintained under and subject to ERISA and, to the Company’s Knowledge, are in compliance with ERISA in all material respects. To the Company’s Knowledge, no event has occurred that is reasonably likely to result in the Plan losing its status as qualified by the Code for preferential tax treatment under Code §§ 401(a) and 501(a). All Plan amendments necessary to effect the transactions contemplated by this Commitment Agreement and the Ancillary Agreements have been duly executed and, to the extent that they require authorization by the Company, have been, or will be by the Premium Due Date, duly authorized and made by the Company.
vi.Plan Investments. Neither Prudential nor any of Prudential’s affiliates is a fiduciary of the Plan who either (A) has or exercises any discretionary authority or control with respect to the investment of Plan Assets that are or will be involved in the transactions contemplated by the Commitment Agreement or the Ancillary Agreements or (B) renders investment advice (within the meaning of ERISA § 3(21)(A)(ii) or Code § 4975(e)(3)(B)) with respect to such assets. There are no commingled investment vehicles that hold Plan Assets, the units of which are or will be Plan Assets involved in the transactions contemplated by this Commitment Agreement or the Ancillary Agreements. No Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or the Ancillary Agreements are or will be managed by any investment manager listed on Schedule 6, and no investment advisor listed on Schedule 6 renders or will render investment advice (within the meaning of ERISA § 3(21)(A)(ii)) with respect to those assets.
vii.Independent Fiduciary. The Independent Fiduciary has been duly appointed as independent fiduciary of the Plan with respect to the purchase of one or more group annuity contracts to (1) be the sole fiduciary responsible for selecting one or more insurers to provide annuities in accordance and compliance with the ERISA Requirements, (2) determine whether the transactions contemplated by this Commitment Agreement and the Ancillary Agreements satisfy ERISA, (3) represent the interests of the Plan and all of its participants, beneficiaries and alternate payees in connection with the negotiation of a commitment agreement and, to the extent set forth in the IF Engagement Letter, the terms of any agreements with Prudential, including the Contract and the annuity certificates, (4) direct the Plan Trustee on behalf of the Plan to transfer the Premium Due Date Transfers in connection with the consummation of the transactions contemplated by this Commitment Agreement and any amounts required pursuant to paragraphs 1.d.iv. and 3.c. and (5) take all other actions on behalf of the Plan necessary to effectuate the foregoing to the extent set forth in the IF Engagement Letter.
viii.Plan Trustee is Directed Trustee. The Plan Trustee has been duly appointed as the directed trustee of the Plan Trust and is obligated to follow the Independent Fiduciary’s directions to

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effectuate and consummate the transactions contemplated by this Commitment Agreement and the IF Engagement Letter.
ix.Litigation. There is no action pending or, to the Company’s Knowledge, threatened against the Company or the Plan that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict such party’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.
x. No Commissions. No commissions are or will be owed by the Company to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the Ancillary Agreements for which any other party, or its respective affiliates or representatives, could be liable.
c. Independent Fiduciary Representations and Warranties. The Independent Fiduciary hereby represents and warrants to the Company and Prudential as of the Commitment Agreement Date, as of the Premium Due Date, and, with respect to paragraph 9.c.v only, as of any other date on which the Plan Trustee pays Cash or assets to Prudential in connection with the transactions contemplated by this Commitment Agreement or the Contract, that:
i. Due Organization, Good Standing and Corporate Power. The Independent Fiduciary is a trust company, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Independent Fiduciary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in the Commitment Agreement and the Ancillary Agreements to which it is a party makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. The Independent Fiduciary has all requisite corporate power and legal authority to enter into and carry out its obligations under this Commitment Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated to be undertaken by the Independent Fiduciary in this Commitment Agreement and the Ancillary Agreements.
ii. Authorization of Commitment Agreement and Enforceability. The Independent Fiduciary has received all necessary corporate approvals and no other action on the part of the Independent Fiduciary is necessary to authorize the execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated to be undertaken by the Independent Fiduciary in this Commitment Agreement and the Ancillary Agreements to which it is a party. This Commitment Agreement and the Ancillary Agreements to which it is a party have been duly executed and delivered by the Independent Fiduciary and each is (or when executed will be) a valid and binding obligation of the Independent Fiduciary, enforceable against the Independent Fiduciary, in accordance with its terms, subject to the Enforceability Exceptions.
iii.No Conflict. The execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements to which it is a party by the Independent Fiduciary, and the consummation by the Independent Fiduciary of the transactions contemplated to be undertaken by the Independent Fiduciary in this Commitment Agreement do not (1) violate or conflict with any provision of its certificates or articles of incorporation, bylaws, code of regulations, or the comparable governing documents, (2) violate or conflict with any law or order of any governmental authority applicable to

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the Independent Fiduciary, (3) require any governmental or governmental agency approval, (4) violate or conflict with any law or order of any governmental authority applicable to any provision of the Plan Governing Documents or (5) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which the Independent Fiduciary is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on the Independent Fiduciary’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement.
iv.Independent Fiduciary Compliance with ERISA.
1. The Independent Fiduciary meets the requirements of, and in the transactions contemplated by this Commitment Agreement and the Ancillary Agreements is acting as, an “investment manager” under ERISA § 3(38), and further constitutes a “qualified professional asset manager” under the U.S. Department of Labor Prohibited Transaction Class Exemption 84-14 solely with respect to the transfer of assets to Prudential in connection with the transactions contemplated by this Commitment Agreement and the Ancillary Agreements (but not the selection of such assets or the management of such assets prior to the transfer).
2. The Independent Fiduciary has accepted, and has not rescinded or terminated, its designation as the sole fiduciary of the Plan with authority to select one or more insurers to issue one or more group annuity contracts in the IF Engagement Letter (a true and correct copy of which has been provided to Prudential, except that the fees and expenses to be paid under such IF Engagement Letter and indemnification provisions have been redacted), and the Independent Fiduciary reaffirms its fiduciary status as set forth in the IF Engagement Letter.
3. The Independent Fiduciary has accepted, and has not rescinded or terminated, appointment as independent fiduciary of the Plan with respect to the purchase of one or more group annuity contracts to (a) be the sole fiduciary responsible for selecting one or more insurers to provide annuities in accordance and compliance with the ERISA Requirements, (b) determine whether the transactions contemplated by this Commitment Agreement and the Ancillary Agreements satisfy the ERISA Requirements, (c) represent the interests of the Plan and all of its participants, beneficiaries and alternate payees in connection with the negotiation of a commitment agreement and, to the extent set forth in the IF Engagement Letter, the terms of any agreements with Prudential, including the Contract and the annuity certificates, (d) direct the Plan Trustee on behalf of the Plan to transfer the Premium Due Date Transfers in connection with the consummation of the transactions contemplated by this Commitment Agreement and the Contract and any amounts required pursuant to paragraphs 1.d.iv. and 3.c. and (e) take all other actions on behalf of the Plan necessary to effectuate the foregoing to the extent set forth in the IF Engagement Letter, including to perform the covenants and agreements and make the representations and warranties set forth in this Commitment Agreement, to the extent to be performed or made by the Independent Fiduciary.
4. The Independent Fiduciary is experienced in independent fiduciary work, is fully qualified and has the requisite expertise together with its reliance on its consultant, Mercer Health & Benefits LLC, and its counsel, K&L Gates LLP, to serve as an independent fiduciary in connection with

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the transactions contemplated by this Commitment Agreement and the Ancillary Agreements, and it is independent of the Company and Prudential within the meaning of 29 C.F.R. § 2570.31(j).
v. ERISA Related Determinations.
1. The Independent Fiduciary has selected Prudential to issue the Contract as set forth in this Commitment Agreement and such selection, the transactions contemplated by this Commitment Agreement (including the purchase of the Contract), the Plan’s use of assets for the purchase of the Contract as contemplated by this Commitment Agreement and the Contract (including its terms) each satisfies the ERISA Requirements. The Independent Fiduciary has delivered a certification confirming the foregoing, executed by a duly authorized officer of the Independent Fiduciary, to the Committee.
2. The transactions contemplated by this Commitment Agreement and the purchase of the Contract do not result in a Non-Exempt Prohibited Transaction, provided that the representations in paragraphs 9.a.vi and 9.b.vi are true and correct in all material respects as of the Premium Due Date.
3. The Plan Trust (I) will receive no less than “adequate consideration” for the Transferred Assets and (II) will pay no more than “adequate consideration” for the Contract, in each case within the meaning of “adequate consideration” under ERISA § 408(b)(17)(B) and Code § 4975(f)(10).
4. The Independent Fiduciary is responsible for exercising independent judgment in evaluating any transactions that the Plan engages in with Prudential (including purchase of the Contract). The Independent Fiduciary is not an affiliate of Prudential and does not have a financial interest, ownership interest or other relationship, agreement or understanding with Prudential that would limit or might otherwise affect its ability to exercise its best judgment as a fiduciary. The Independent Fiduciary understands that Prudential did not undertake and is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with any transactions that the Plan engages in with Prudential (including purchase of the Contract).
5. The Independent Fiduciary has provided and will continue to provide the services described in the IF Engagement Agreement prudently and for the exclusive benefit and in the sole interest of the Plan and all of its participants, beneficiaries and alternate payees.
vi.No Commissions. No commissions are or will be owed by the Independent Fiduciary to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the Ancillary Agreements for which any other party, or its respective affiliates or representatives, could be liable.
vii.Litigation. There is no action pending or, to the Independent Fiduciary’s Knowledge, threatened against the Independent Fiduciary that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict such party’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.

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10.Conditions to Closing. The parties’ obligations to consummate the transactions contemplated by this Commitment Agreement in connection with the Premium Due Date Transfers, including the Independent Fiduciary’s obligation to direct the Plan Trustee to consummate the transactions contemplated by this Commitment Agreement, are subject to the conditions that:

a. the Independent Fiduciary will have confirmed that the transactions contemplated by this Commitment Agreement continue to satisfy the ERISA Requirements because an Independent Fiduciary MAC has not occurred or, if an Independent Fiduciary MAC has occurred, it is not continuing on the Premium Due Date;
b. no court or government agency has taken any action after the Commitment Agreement Date that would (i) cause the consummation of the transactions contemplated by this Commitment Agreement to violate the law or (ii) cause the Plan to fail to remain qualified under Code Section 401(a); provided that, if the condition to closing set forth in this paragraph 10.b.ii is not satisfied, [***] shall be payable in accordance with paragraph 7; and
c. each of the representations and warranties of the other parties set forth in paragraph 9 shall be true and correct as of the Commitment Agreement Date and as of the Premium Due Date, except where the failure to be so true and correct could not reasonably be expected to materially impair or restrict such other party’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder; provided that, if the condition to closing set forth in this paragraph 10.c is not satisfied with respect to a representation or warranty of the Company, as set forth in paragraph 9.b, or of the Independent Fiduciary, as set forth in paragraph 9.c, the Reimbursement Amount shall be payable in accordance with paragraph 7.

All conditions to the closing set forth in this paragraph 10 shall be deemed to have been satisfied or waived following the Premium Due Date Transfers; provided, that the foregoing shall not preclude any party hereto from bringing a valid fraud or breach of contract claim under this Commitment Agreement.

11.Definitions. For purposes of this Commitment Agreement, the following defined terms will have the following meanings:

a. “AAA” is defined in Schedule 4.
b. “Ancillary Agreements” means, collectively, the Contract and the Plan Trustee Agreement.
c. “Annuity Start Date” means January 1, 2020.
d. “Annual Benefit” is defined in Schedule 8.
e. “Approved Firm” is defined in Schedule 4.
f. [***].
g. [***].
h. “Base File” means the data file titled [***], provided by the Company to Prudential as posted to Willis Towers Watson OnePlace secure website at 2:25p.m. eastern time on September 10, 2019 and further updated by any email clarifications prior to September 19, 2019.
i. “Business Day” means any day other than a Saturday, a Sunday or a day on which banks located in New York, New York are authorized or required by law to close.

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j. [***].
k. “Call Center” is defined in paragraph 6.b.
l. “Cash” means a wire transfer, through the Federal Reserve System, of currency of the United States of America.
m. “Check Register” is defined in Schedule 7.
n. “Code” means the Internal Revenue Code of 1986 and the applicable Treasury Regulations issued thereunder.
o. “Commitment Agreement” is defined in the preamble.
p. “Commitment Agreement Date” is defined in the preamble.
q. “Committee” means the Investment Committee for the Baxter International Inc. Employee Benefit Plans.
r. “Company” is defined in the preamble.
s. “Company Contact” is defined in paragraph 6.b.
t. “Company NDA” is defined in paragraph 14.c.
u. “Confidential Information” has the meaning ascribed to such term in the Company NDA.
v. “Contract” is defined in the preamble.
w. “Corridor Breach” is defined in Schedule 8.
x. “Cut-Off Time” means 1:00 p.m. eastern time on the Premium Due Date.
y. “Data Corrections” is defined in Schedule 8.
z. “Data Correction Adjustment” is defined in Schedule 8.
aa. “Data Load File” is defined in Schedule 7.
bb. “Data Load File Sign-Off” is defined in Schedule 7.
cc. “Deleted Lives” is defined in Schedule 8.
dd. “Deleted Lives Percentage” is defined in Schedule 8.
ee. “Disputes” is defined in paragraph 14.b.
ff. “Eligible Asset” means a Schedule 2 Asset that meets the Asset Eligibility Criteria as of the Commitment Agreement Date and to which the Company or Plan Trust has valid title, free and clear of all Liens, other than Permitted Liens on the Premium Due Date at the time of transfer.
gg. “Enforceability Exceptions” is defined in paragraph 9.a.ii.
hh. “ERISA” means Employee Retirement Income Security Act of 1974, as amended, and any federal agency regulations promulgated thereunder that are currently in effect and applicable.
ii. “ERISA Requirements” means all of the applicable requirements of ERISA and applicable guidance promulgated thereunder, including Interpretive Bulletin 95-1.
jj. [***].
kk. “Final Annuity Quote Sheet” is defined in paragraph 1.b.
ll. “Final Production Data File” is defined in Schedule 7.
mm. “GAC Issuance Data” is defined in paragraph 1.d.i.
nn. “GAC Issuance Data Notice Date” is defined in paragraph 1.d.i.
oo. “GAC Issuance True-Up Premium” is defined in Schedule 8.
pp. [***]
qq. “IF Engagement Letter” means the Engagement Letter dated August 16, 2019 between the Investment Committee of the Baxter International Inc. Employee Benefits Plans and the Independent Fiduciary

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appointing the Independent Fiduciary to act as an independent fiduciary in connection with an annuity purchase.
rr. “IFID NDA” is defined in paragraph 14.c.
ss. “Indemnified Claims” is defined in paragraph 12.a.
tt. “Indemnified Party” is defined in paragraph 12.a.
uu. “Independent Fiduciary” is defined in the preamble.
vv. “Independent Fiduciary MAC” means (i) the occurrence of a material adverse change, as determined in the Independent Fiduciary’s sole discretion, in or directly affecting Prudential after the Commitment Agreement Date that would cause the selection of Prudential and the purchase of the Contract to fail to satisfy the ERISA Requirements, or (ii) the occurrence of a change in ERISA Requirements after the Commitment Agreement Date that would cause the selection of Prudential and the Plan’s purchase of the Contract to fail to satisfy ERISA Requirements.
ww. [***].
xx. [***].
yy. “Knowledge” means actual knowledge after making appropriate inquiry.
zz. “Liability Baseline Value” is defined in Schedule 8.
[[. “Lien” means any lien, mortgage, security interest, pledge, deposit, encumbrance, restrictive covenant or other similar restriction.
aaa. “Losses” is defined in paragraph 12.a.
bbb. [***].
ccc. “Modified GAC Deadline Date” is defined in paragraph 2.a.
ddd. “Modified GAC Form” is defined in paragraph 2.
eee. “Mortalities” is defined in Schedule 8.
fff. “Mortality Corrections” is defined in Schedule 8.
ggg. “NDA” is defined in paragraph 14.c.
hhh. “New Lives” is defined in Schedule 8.
iii. “New Lives Percentage” is defined in Schedule 8.
jjj. “Non-Exempt Prohibited Transaction” means a transaction prohibited by ERISA § 406 or Code § 4975, for which no statutory exemption or U.S. Department of Labor class exemption is available.
kkk. “Payee” means any payee under the Contract, including annuitants, contingent annuitants, alternate payees and beneficiaries, as applicable.
lll. “Permitted Liens” means:
i. any Liens created by operation of law in respect of restrictions on transfer of securities (other than restrictions relating to the transfer of a Transferred Asset on the Premium Due Date in violation of applicable law); or
ii. with respect to any Transferred Asset, any transfer restrictions or other limitations on assignment, transfer or the alienability of rights under any indenture, debenture or other similar governing agreement to which such assets are subject (other than restrictions relating to the transfer of such an asset on the Premium Due Date in violation of any such restriction).
mmm. “Plan” is defined in the preamble.
nnn. “Plan Asset” means an asset of the Plan within the meaning of ERISA.
ooo. “Plan Governing Documents” is defined in paragraph 9.b.iii.

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ppp. “Plan Trust” means the Baxter International Inc. and Subsidiaries Pension Master Trust.
qqq. “Plan Trustee” means State Street Bank and Trust Company in its capacity as trustee for the Plan Trust.
rrr. “Plan Trustee Agreement” means the agreement, dated as of the date hereof, among Prudential, the Plan Trustee and the Independent Fiduciary.
sss. Production Data File” is defined in Schedule 7.
ttt. “Premium Amount” is defined in paragraph 3.
uuu. “Premium Due Date” means five Business Days following the Commitment Agreement Date.
vvv. “Premium Due Date Transfers” is defined in paragraph 3.
www. “Proposal” is defined in paragraph 1.b.
xxx. “Prudential” is defined in the preamble.
yyy. “RBC Ratio” means the risk-based capital ratio of Prudential [***].
zzz. [***].
[[[. “Relevant Percentage” is defined in Schedule 8.
aaaa. “Removed Lives” is defined in Schedule 8.
bbbb. “Scaled GAAP PBO” is defined in Schedule 8.
cccc. “Schedule 2 Asset” means each asset listed from time to time on Schedule 2 [***].
dddd. “Scheduled GAC Issuance Date” means on or before April 17, 2020 or, if applicable, and, if later, by the date that is five Business Days following the final resolution of any arbitration disputes in accordance with Schedule 4.
eeee. “SEC” is defined in paragraph 4.b.
ffff. “Specimen GAC Form” is defined in paragraph 1.a.
gggg. [***]
hhhh. [***]
iiii. [***]
jjjj. “Update File” is defined in Schedule 7.
kkkk. “Welcome Kit” is defined in paragraph 5.a.

12.Indemnification by Prudential.

a. From and after the Premium Due Date, Prudential agrees to indemnify, defend and hold the Company, the Independent Fiduciary, and the Plan, and their respective affiliates, officers, directors, stockholders, employees, Plan fiduciaries, and agents (each an “Indemnified Party”) harmless from and against any and all actual (but not potential, consequential or contingent) losses, damages, costs and expenses (in each case, including reasonable out-of-pocket expenses and reasonable fees and expenses of counsel) (“Losses”), to the extent arising out of or relating to the portion of any action, lawsuit, proceeding, investigation, demand or other claim against such Indemnified Party by a third party that is threatened or brought against or that involves an Indemnified Party and that arises out of or relates to [***] (“Indemnified Claims”). If, however, the allegations of the claim, action or proceeding are that the Losses otherwise indemnified were primarily caused by actions or omissions of any of the Indemnified Parties and not primarily caused by Prudential, and these allegations are proven or necessarily established by a binding final decision in any action or proceeding, Prudential shall have no obligation to indemnify for Losses

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representing either a settlement or the payment of a judgment. The remedy provided by this paragraph 12 shall be the sole and exclusive remedy available to the Indemnified Parties against Prudential with respect to third-party claims, actions or proceedings for Indemnified Claims. Notwithstanding the foregoing, this paragraph shall not apply to any failure by Prudential to make any such payments or to comply with any terms of this Commitment Agreement in the event that this Commitment Agreement is terminated pursuant to paragraph 8.
b. Any Indemnified Party making an Indemnified Claim under paragraph 12.a shall notify Prudential of such Indemnified Claim [***]. Such notice shall describe the Indemnified Claim, the amount thereof (if known and quantifiable) and the basis thereof in reasonable detail.
c. Prudential will have the right at any time to assume the defense against any Indemnified Claim with counsel of its choice reasonably satisfactory to the Indemnified Party and control the defense, settlement or litigation or other dispute resolution process to the final resolution of such Indemnified Claim; provided that, the consent of the Indemnified Party to Prudential’s choice of counsel shall not be unreasonably withheld and shall be deemed provided unless the Indemnified Party provides reasonable objection to Prudential [***].
d. From and after the date that Prudential has assumed the defense of an Indemnified Claim in accordance with paragraph 12.c, and subject to paragraph 12.c, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in, but not control, the defense of such Indemnified Claim, (ii) the parties will cooperate with each other in connection with the defense of any such Indemnified Claim; provided that, the foregoing will not require any party to waive, or take any action which has the effect of waiving, its attorney-client privilege, attorney work-product, or any other applicable privilege with respect thereto, and (iii) Prudential will not agree without the prior written consent of the Indemnified Party (which will not be unreasonably withheld, conditioned or delayed) to the entry of any judgment or settlement that calls for the admission of liability on the part of the Indemnified Party, provides for equitable relief affecting the future conduct of the Indemnified Party or requires the Indemnified Party to pay any amount.
e. The Indemnified Parties shall use commercially reasonable efforts to mitigate or otherwise reduce the amount of any Losses that any one or more of them incurs in connection with any matter with respect to which any one or more of them is entitled to indemnification pursuant to this paragraph 12.

13.Privacy and Data Security.

Prudential will comply, and will ensure that all of its affiliates, agents, and subcontractors comply, with all applicable laws and regulations governing the Confidential Information of all Payees, including those laws relating to privacy, data security and protection and the safeguarding of such information, and its maintenance, disclosure and use. Prudential will maintain administrative, technical and physical safeguards to protect the privacy and security of the Confidential Information related to Payees in its custody or under its control. Prudential will comply in all material respects with any internal written policies relating to the Confidential Information of any Payee in its custody or under its control as in effect from time to time. Prudential acknowledges that it is solely responsible from and after the Commitment Agreement Date for any Data Breach. For purposes of this paragraph 13, “Data Breach” means any act or omission by Prudential or its agents, subcontractors or service providers (“Authorized Persons”) that

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compromises either the security, confidentiality or integrity of Payee data in its custody or under its control or the physical, technical, administrative or organizational safeguards put in place by Prudential (or any Authorized Persons) that relate to the protection of the security, confidentiality or integrity of any personally identifying information of any Payee in its custody or under its control.

14.Miscellaneous.
a. This Commitment Agreement, together with the Schedules to this Commitment Agreement, which are incorporated by reference and made a part of this Commitment Agreement as if fully set forth herein, constitutes the sole and entire agreement of the parties to this Commitment Agreement with respect to the subject matter contained herein and therein. The parties each hereby acknowledge that they jointly and equally participated in the drafting of this Commitment Agreement and all other agreements contemplated hereby, and no presumption will be made that any provision of this Commitment Agreement will be construed against any party by reason of such role in the drafting of this Commitment Agreement or any other agreement contemplated hereby. No amendment of any of the provisions hereof shall be effective unless set forth in writing and signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Commitment Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. For avoidance of doubt, this Commitment Agreement shall survive the execution of the Contract. Except to the extent expressly provided in this Commitment Agreement, nothing in this Commitment Agreement shall confer any rights or remedies upon any person other than the parties hereto.
b. This Commitment Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any and all disputes, claims or controversies (“Disputes”) arising out of or relating to this Commitment Agreement, including without limitation, any Dispute as to the existence, validity, performance, breach or termination of this Agreement, shall be resolved pursuant to the dispute arbitration provisions of Schedule 4. Any suit, action or proceeding seeking equitable relief or enforcement of an arbitration ruling arising out of or relating to this Commitment Agreement may be instituted in the courts of the State of New York in each case located in the city of New York and County of New York, and each party hereby irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The parties agree that irreparable damage would occur if any provisions of this Commitment Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to seek equitable relief, including injunctive relief or specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. To the fullest extent permitted by law, none of the parties will be liable to any other party for any punitive or exemplary damages of any nature in respect of matters arising out of this Commitment Agreement.
c. Notwithstanding anything to the contrary in the Mutual Non-Disclosure Agreement, dated as of September 6, 2018, between the Company and Prudential (the “Company NDA”), and the Non-Disclosure Agreement, dated as of August 30, 2019, between Prudential and the Independent Fiduciary

Commitment Agreement, dated October 4, 2019
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(the “IFID NDA” and, together with the Company NDA, the “NDAs” and each an “NDA”), each NDA shall continue in full force and effect except that, if the Premium Due Date Transfers are transferred to and received by Prudential, (a) each NDA shall continue indefinitely and shall not be terminated without the mutual written agreement of (i) the Company and Prudential in the case of the Company NDA and (ii) Prudential and the Independent Fiduciary in the case of the IFID NDA, and (b) with respect to the Company NDA, Prudential will not be required to return or destroy any Confidential Information and will not be restricted in its use or disclosure of any Confidential Information related to Payees, annuity payments under the Contract or the pricing or underwriting of the Contract, received from another party, provided, that Prudential will use such Confidential Information only in compliance with all applicable laws relating to privacy of personally identifying information.
d. Prudential, the Company and the Independent Fiduciary shall not assign or transfer this Commitment Agreement or any of its rights or obligations hereunder without the prior written consent of the other parties. Any assignment or transfer in violation of this paragraph 14.d will be null and void from the outset, without any effect whatsoever.
e. This Commitment Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

IN WITNESS WHEREOF, the Company, Prudential, and the Independent Fiduciary have executed this Commitment Agreement as of the date first written above.

BAXTER INTERNATIONAL INC.	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By: /S/ JEANNE MASON	By: /S/ GLENN O’BRIEN
Print Name: Jeanne Mason	Print Name: Glenn O’Brien
Title: SVP, Human Resources	Title: Managing Director, PICA

STATE STREET GLOBAL ADVISORS TRUST COMPANY, acting solely in its capacity as Independent Fiduciary of the Plan
By: /S/ DENISE SISK
Print Name: Denise Sisk
Title: Managing Director

Commitment Agreement Signature Page
CONFIDENTIAL

Schedule 1
to
Commitment Agreement

SPECIMEN GAC FORM

The Prudential Insurance Company of America 751 Broad Street, Newark, New Jersey 07102 1-800-621-1089

Contract-Holder:	ABC Company
Plan:	ABC Retirement Plan
Contract Number:	GA-XXXXXX
Jurisdiction:	State
Effective Date:	Date
Initial Premium Amount:	$X,XXX,XXX,XXX

This Group Annuity Contract (the “Contract”) includes the attached Cash and Transferred Assets Schedule, Premium Schedule, and the Annuity Exhibit, which may be amended or supplemented as described herein.

ABC COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By: _________________________________ Title: ________________________________ Print Name:___________________________ Date: _______________________________	___________________________________ Chief Executive Officer ___________________________________ Secretary Attested by:___________________________________ Date: _______________________________________

GAC-PRTBO-SA-2016

Single-Premium Non-Participating Group Annuity Contract supported by the Separate Account and the General Account, as set forth herein, which provides for an irrevocable commitment to make Annuity Payments, subject to the provisions of this Contract. The Annuity Payments hereunder do not vary based on any gains or losses of the assets allocated to the Separate Account or the General Account.

GAC-PRTBO-SA-2016  Page 2

TABLE OF CONTENTS

PROVISION I DEFINED TERMS, [***] 3
1.1 Defined Terms 3
1.2 [***]
1.3  [***]
1.4  [***]
1.5  [***]
1.6 [***]
1.7 [***]
1.8  [***]
1.9  [***]
1.10  [***]

PROVISION II [***]
2.1 [***]
2.2 [***]
2.3 [***]
2.4 [***]
2.5 [***]
2.6 [***]
2.7 [***]
2.8 [***]
2.9 [***]
2.10 [***]
PROVISION III GENERAL TERMS 17
3.1 Entire Contract 17
3.2 Communication 17
3.3 U.S. Currency 17
3.4 [***]
3.5 [***]
3.6 [***]
3.7 [***]
3.8 Third-Party Beneficiaries; Enforceability 19
3.9 Contract Assignment, Transfer, Reinsurance and Novation 20
3.10 [***]

GAC-PRTBO-SA-2016  Page 2

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GAC-PRTBO-SA-2016 Page 2

Provision IDefined Terms, [***]

1.1 Defined Terms
The following capitalized terms used in this Provision I and throughout the Contract are defined as follows and will control in the event the term is otherwise defined on the Annuity Exhibit or other attachments to this Contract:

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GAC-PRTBO-SA-2016 Page 4

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1.2 [***]
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(i) [***]
(ii) [***]
(iii) [***]
(iv) [***]

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1.3 [***]
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1.4 [***]
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GAC-PRTBO-SA-2016 Page 5

1.5 [***]
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1.6 [***]
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1.7 [***]
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1.8 [***]
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1.9 [***]
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1.10 [***]

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GAC-PRTBO-SA-2016 Page 6

Provision II[***]

2.1 [***]

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2.2 [***]

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(i) [***]

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(ii) [***]

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GAC-PRTBO-SA-2016 Page 7

(iii) [***]

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(iv) [***]

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(v) [***]

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(vi) [***]

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2.3 [***]

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2.4 [***]

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2.5 [***]

(i)[***]

(ii)[***]

(iii)[***]

(iv)[***]

GAC-PRTBO-SA-2016 Page 8

2.6 [***]

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2.7 [***]

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2.8 [***]

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2.9 [***]

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2.10 [***]

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GAC-PRTBO-SA-2016 Page 9

Provision III General Terms

3.1 Entire Contract

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3.2 Communication

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3.3 [***]

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3.4 [***]

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3.5 [***]

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3.6 [***]

(i) [***]

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(ii) [***]

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(iii) [***]

GAC-PRTBO-SA-2016 Page 10

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(iv) [***]

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(v) [***]

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GAC-PRTBO-SA-2016 Page 11

3.7 [***]

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3.8 Third-Party Beneficiaries; Enforceability
(i) [***]

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(ii) [***]

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(iii) [***]

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3.9 Contract Assignment, Transfer, Reinsurance and Novation

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3.10 [***]

GAC-PRTBO-SA-2016 Page 12

GAC-PRTBO-SA-2016 Page 13

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GAC-PRTBO-SA-2016 Page 15

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1
Schedule 1 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

Schedule 2
to
Commitment Agreement

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1
Schedule 2 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

Schedule 3
to
Commitment Agreement

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1
Schedule 3 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

Schedule 4
to
Commitment Agreement

ARBITRATION DISPUTE RESOLUTION

1.Any and all Disputes arising out of or relating to this Agreement shall be resolved in the following manner.
2.A party must first send written notice of the Dispute to the other party or parties for attempted resolution by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Commitment Agreement. Negotiations must be conducted within 14 days after such notice is received (all references to “days” in this Schedule 12 are to calendar days). During such 14 day-period, the executives of the parties shall meet at a mutually acceptable time(s) and place(s), and as often as they reasonably deem necessary, to attempt to resolve the Dispute. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.
3.If the parties fail to meet or if the matter has not been resolved within 14 days, any party may initiate arbitration with respect to the matters submitted to negotiation and mediation by filing a written demand for arbitration. Disputes shall be settled by final and binding arbitration administered by the International Institute for Conflict Prevention & Resolution (CPR) in accordance with its arbitration rules (“Rules”).
4.The place of arbitration shall be Chicago, IL.
5.Notwithstanding the foregoing, to the extent a party is seeking injunctive relief, any party may immediately bring a proceeding seeking preliminary injunctive relief in a court having jurisdiction, and this relief shall remain in effect until the parties reach a resolution or so long as the arbitrator(s) feel as appropriate.
6.For Disputes under $5,000,000, one arbitrator shall either be mutually agreed by the parties or appointed in accordance with the administrator’s Rules and the arbitration shall be conducted, to the extent not inconsistent with this Schedule 4, in accordance with the Fast Track Arbitration Rules of CPR. For Disputes of $5,000,000 or more, a panel of three arbitrators shall be appointed in accordance with the administrator’s Rules. All arbitration proceedings shall be conducted in the English language.
7.The parties mutually desire and intend for proceedings under this provision to be expedited and rapid with the goal of achieving an efficient and streamlined resolution of any dispute within 90 days of the date on which a demand for arbitration is filed, unless the parties agree or the arbitrator(s) determines in his judgment that a longer schedule for a particular dispute would be appropriate and consistent with the goal
1

Schedule 4 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

of expedition. The arbitrator(s) are instructed to apply these principles in developing a schedule and procedures for the prompt resolution of any dispute.
8.Following completion of the hearing, each party may submit to the other party and the arbitrator(s) a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence. The arbitrator(s) shall rule on each disputed issue and shall exercise their judgment in reaching a fair and appropriate damages award, provided however that the arbitrator(s) shall not award damages in excess of the amount sought by the prevailing party. Arbitration costs shall be evenly split between the parties, and each party shall bear its own fees and other expenses. The rulings of the arbitrator(s) shall be binding, non-reviewable and non-appealable, and may be entered as a final judgment in any court having jurisdiction. Except as required by law, the parties agree to keep confidential the existence of the arbitration, the submissions made by the parties (including exhibits, testimony, proposed rulings and briefs) and the decisions made by the arbitrator(s), including its awards.
9.If applicable, the parties will promptly amend the Schedules hereto to reflect any arbitration decision.
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1

Schedule 4 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

Schedule 5
to
Commitment Agreement

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1
Schedule 5 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

Schedule 6
to
Commitment Agreement

INVESTMENT MANAGERS AND INVESTMENT ADVISERS

1.Jennison Associates LLC
Doing Business As:
• Jennison
• Jennison Associates
2.QMA LLC
Doing Business As:
• QMA
Formerly Known As:
• Quantitative Management Associates LLC
3.PGIM, Inc.
Doing Business As:
• PGIM Investments
• Prudential Capital Group
• PGIM Fixed Income
• PGIM
• Prudential Financial, Inc.
• Prudential Real Estate Fixed Income Investors
• PRICOA Capital Group
• Prudential Capital Partners
• PRICOA Capital Partners
• PGIM Institutional Advisory & Solutions
• PGIM Real Estate
• PGIM Private Capital
• Pramerica Capital Energy Partners
• PGIM Global Partners
4.The Prudential Insurance Company of America
Doing Business As:
• Prudential Financial, Inc.
5.Prudential Trust Company
6.Prudential Retirement Insurance and Annuity Company
7.PGIM Limited
Doing Business As:
• PGIM Fixed Income
1
Schedule 6 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

• PGIM Real Estate
• PGIM Real Estate Finance
8.PGIM Fund Management Limited
Doing Business As:
• PGIM Real Estate
9.Global Portfolio Strategies, Inc.
10.PGIM Investments LLC
Formerly Known As:
• Prudential Investments LLC
11.Prudential Private Placement Investors, L.P.
12.AST Investment Services, Inc.
13.Prudential International Investment Advisers, LLC
Doing Business As:
• PGIM Global Partners
14.Pruco Securities LLC
Doing Business As:
• Prudential Financial Planning Services
15.PGIM Real Estate Finance, LLC
Doing Business As:
• PGIM Real Estate Finance
• Prudential Agricultural Investments
Formerly Known As:
• PRICOA Mortgage Capital Company
• Prudential Mortgage Capital Company
16.PGIM Real Estate Luxembourg S.A.
17.QMA Wadhwani LLP
Formerly Known As:
• Wadhwani Asset Management LLP
18.Prudential Customer Solutions LLC

2

Schedule 6 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

Schedule 7
to
Commitment Agreement

ADMINISTRATION AND TRANSFER

This Schedule 7 sets forth the actions that the Company and Prudential will take or cause to be taken at the times identified in the table below. All Delivery Dates after the first Delivery Date assume the prior delivery, to a party responsible for a subsequent deliverable, of relevant materials needed from other parties, on or prior to the required Delivery Dates set forth below, including cooperation of other parties in resolving any open issues.

Defined Terms
“Check Register” means an electronic file showing gross amounts, net amounts and deductions with respect to payments to each Payee. Dates shown for the Check Register can be changed if mutually agreed upon.

“Data Load File” means the file as extracted from Prudential’s recordkeeping systems and reflected in a report provided to the Plan and Company.

“Data Load File Sign-Off” means the written confirmation by the Plan that the Data Load File accurately reflects the data provided.

Production Data File” means the complete production data file, as populated as based on information from the recordkeeper’s internal system.

“Update File” means an itemized list of updates that should be made to the file that was last delivered.

1
Schedule 7 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

Deliverable	Delivery Date	Action by the Company/Plan	Action by Prudential
Check Register (as of October 1, 2019)	October 14, 2019	Deliver Check Register	Receive Check Register
Production Data File	October 14, 2019	Deliver Production Data File	Receive Production Data File
Check Register (as of November 1, 2019)	November 1, 2019	Deliver Check Register	Receive Check Register
Update File	November 19, 2019	Deliver Update File	Receive Update File
Data Load File (related to Production Data File)	November 22, 2019	Receive Data Load File	Deliver Data Load File
Data Load File Sign-Off (related to Production Data File)	December 2, 2019	Approve Data Load File	Receive Data Load File Sign-Off
Update File	December 3, 2019	Deliver Update File	Receive Update File

Schedule 8
to
Commitment Agreement

GAC ISSUANCE TRUE-UP PREMIUM

This Schedule provides a description of the methodologies and procedures by which Prudential will calculate the GAC Issuance True-Up Premium.

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2

Schedule 7 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

Schedule 9
to
Commitment Agreement

HISTORICAL MORTALITY DATA

Historical mortality data was provided by the Company to Prudential and posted to Willis Towers Watson OnePlace on June 26, 2019 in the file titled [***].

1
Schedule 9 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL

Schedule 10
to
Commitment Agreement

STATE INSURANCE GOVERNMENTAL AUTHORITIES

1. Arkansas
2. Florida
3. Idaho
4. Illinois
5. Iowa
6. Louisiana
7. Minnesota
8. Mississippi
9. Montana
10. New Hampshire
11. North Dakota
12. Ohio
13. Oklahoma
14. Puerto Rico
15. South Dakota
16. Texas
17. Vermont
18. Washington
19. West Virginia

1
Schedule 10 to Commitment Agreement, dated October 4, 2019

Schedule 11
to
Commitment Agreement

RBC RATIO CALCULATION

Prudential’s normal-course RBC Ratio preparation is completed in a reasonable manner, using reasonable assumptions and in accordance with prevailing regulatory standards. [***].

Such projected RBC Ratios are completed in accordance with methodologies prescribed by the National Association of Insurance Commissioners (“NAIC”) for the calculation of company action level risk-based capital and total adjusted capital. The NAIC publishes detailed instructions annually for calculating year-end reported company action level risk-based capital ratios using company action level risk-based capital and total adjusted capital (NAIC Life Risk-Based Capital Report Including Overview and Instructions for Companies). Prudential’s RBC Ratio utilizes the same formula as these instructions [***]. Such projections also incorporate NAIC changes to the extent Prudential expects that these changes are expected to be adopted by the NAIC and effective for the forecasted period.

2

Schedule 11 to Commitment Agreement, dated October 4, 2019
CONFIDENTIAL